SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): May 6, 2004

TEJON RANCH CO.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-7183	77-0196136
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 1000

LEBEC, CALIFORNIA 93243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (661) 248-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On May 6, 2004, Tejon Ranch Co. (the “Company”), a Delaware corporation, completed a private placement of shares of its common stock, par value $0.50 per share (“Common Shares”), and additional investment rights to purchase Common Shares (“Additional Investment Rights”) pursuant to a Securities Purchase Agreement between the Company and certain purchasers named on the Schedule of Buyers attached thereto (the “Buyers”).

The Company issued 1,234,187 Common Shares to the Buyers for a purchase price per share of $32.41, or aggregate gross proceeds of approximately $40.0 million. The Buyers also received First Additional Investment Rights to purchase 308,546 Common Shares at an exercise price of $32.41 per share and Second Additional Investment Rights to purchase 140,248 Common Shares at an exercise price of $35.65 per share. The First and Second Additional Investment Rights are exercisable until 90 days and 180 days, respectively, after the effectiveness of a registration statement to be filed by the Company covering the resale of shares of the common stock both sold at the closing and underlying the First and Second Additional Investment Rights.

The private placement was made by the Company with a placement agent, and the opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference, the form of Registration Rights Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference, the form of First Additional Investment Right, which is attached hereto as Exhibit 4.3 and incorporated herein by reference, and the form of Second Additional Investment Right, which is attached hereto as Exhibit 4.4 and incorporated herein by reference. A copy of the Company’s press release dated May 6, 2004 announcing the completion of the transaction is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

c.	Exhibits

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit Number	Description

4.1	Form of Securities Purchase Agreement between the Company and Buyers.

4.2	Form of Registration Rights Agreement between the Company and Buyers.

4.3	Form of First Additional Investment Right.

4.4	Form of Second Additional Investment Right.

99.1	Press release dated May 6, 2004 announcing the completion of the transaction.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2004

By	/s/ Allen E. Lyda

Allen E. Lyda Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Securities Purchase Agreement between the Company and Buyers.

4.2	Form of Registration Rights Agreement between the Company and Buyers.

4.3	Form of First Additional Investment Right

4.4	Form of Second Additional Investment Right

99.1	Press release dated May 6, 2004 announcing the completion of the transaction.